UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2007

Stellar Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Ontario	0-31198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

544 Egerton Street - London, ON N5W 3Z8
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (519) 434-1540

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On June 7, 2007 the Company issued a press release, herein attached as exhibit 99.1 announcing it has retained investment banking firm Ladenburg Thalmann & Co. Inc. the principal operating subsidiary of Ladenburg Thalmann Financial Services. (AMEX:LTS) ("Ladenburg") to advise and provide introductions, create strategic alliances, and advise on potential acquisition and licensing opportunities for new products.

Exhibits

EX-99.1	Stellar Pharmaceuticals Retains Investment Banking Firm Ladenburg Thalmann

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Pharmaceuticals Inc.
Date: June 7, 2007	By:	/s/ Janice Clarke
Janice Clarke Chief Financial Officer